EXHIBIT 10.4

AGREEMENT #	ДОГОВОР №
This Agreement, having an effective date of 01 October 2013 is by and between:

Amazonica Corp. dba Euro American Hydrogen Corp with offices at 187 E. Warm Springs Rd. , Suite B160 , Las Vegas, NV 89119 represented by Michael Soursos , President/CEO/Director.

hereinafter referred to as “SPONSOR”, and

Glazunov Gennadiy Petrovich, the project manager, science researcher, Institute of Plasma Physics of the National Science Center "KIPT" of the National Academy of Sciences of Ukraine,

Address : Ukraine, 61108, Kharkiv, street Academic, 1, KIPT

hereinafter referred to as the “PROJECT MANAGER”,

Hereinafter collectively referred to as the PARTIES.

Настоящий Договор вступает в силу с 01 Октября 2013 и заключается между:

Amazonica Corp., dba Euro American Hydrogen Corp по адресу 187 E. Warm Springs Rd., Suite B160, Las Vegas, NV 89119 представляемой господином Michael Soursos , President/ CEO/ Director.

далее именуемой “СПОНСОР”, и

Глазуновым Геннадием Петровичем, руководителем проекта, научным сотрудников Института Физики Плазмы национального научного центра «ХФТИ» Национальной Академии наук Украины по адресу : Украина, 61108, Харьков, ул. Академическая, 1, ННЦ ХФТИ

далее именуемым «РУКОВОДИТЕЛЬ ПРОЕКТА»

в дальнейшем коллективно именуемыми СТОРОНЫ.

WITNESSETH THAT:

➢ Whereas SPONSOR seeks the US Civilian Research and Development Foundation (CRDF) services under the Grant Assistance Program (GAP) to provide administrative and financial management support for the Project hereinafter described.

➢ Whereas the Parties have agreed to pursue a Research Agreement on the terms and conditions set out in this Agreement.

NOW IT’s AGREED:

INTERPRETATION

In this Agreement, unless the contrary intention appears:

“Agreement” means the terms and conditions set out in this Agreement .

• “Background IP” means pre-existing or independently developed Intellectual Property owned by a party.

ПРИНИМАЯ ВО ВНИМАНИЕ, ЧТО:

➢ СПОНСОР обращается к услугам «фонду цивильніх досліджень та розвитку сша» («ФЦДР»)

➢ по административному и финансовому управлению в рамках программы содействия получению грантов (GAP) нижеописанному Проекту.

➢ Стороны согласились заключить Договор на проведение научно-исследовательской работы на нижеследующих условиях.

НАСТОЯЩИМ СОГЛАСОВАНО:

ИНТЕРПРЕТАЦИЯ

В настоящем Договоре, если не оговорено иное, принимается, что:

• «Договор» означает порядок и условия, устанавливаемые в настоящем Договоре,

• «Базовая Интеллектуальная собственность» означает изначально имевшуюся или независимо разработанную Интеллектуальную Собственность.

• “Confidential Information” means all technical or business information, trade secrets or any materials pertaining thereto, and other commercial valuable information of whatever description and in whatever form received from the disclosing party and does not apply to information or data which:

1. being or becoming part of the general public common knowledge, or

2. in the possession of the receiving party on the date of the present Agreement, as evidenced by written documentation, or

3. lawfully supplied to the receiving party by a third party outside the present Agreement and who has not breached any obligation owed to the disclosing party.

Confidential Information shall not be considered to be under one of the above exceptions merely because it is embraced or included in more general information in the public knowledge or in the receiving party’s possession, nor shall any combination of factors be deemed to fall within the above exceptions merely because individual factors are in the public knowledge or in receiving party’s possession, the exceptions do apply only if the combination of factors as a whole and its principle of operation are in such exceptions.

• “Intellectual Property” includes but is not limited to all inventions, discoveries, innovations, technical information and data, prototypes, processes, improvements, patent rights, circuitry, computer programs, drawings, plans, specifications, copyright, know-how, design rights, Confidential Information and other rights of an exclusive nature.

• «Конфиденциальная Информация» означает всю техническую или коммерческую информацию, торговые секреты или любые относящиеся к этому принадлежности, иную коммерчески значимую информацию любого содержания и в любой форме, полученную от раскрывающей стороны, за исключением следующей информации или иныхданных, которые:

1. являются или переходят в общественное достояние, либо

2. уже находятся в распоряжении принимающей стороны на момент заключения настоящего Договора, что подтверждается письменными документами, либо

3. законно переданы принимающей стороне вне настоящего Договора третьей стороной, которая не нарушила каких-либо обязательств перед раскрывающей стороной.

Конфиденциальная информация не подпадает под вышеуказанные исключения только из-за того, что она содержит или включена в информацию более общего характера, входящую в общественное достояние или находящуюся в распоряжении принимающей стороны; и никакая комбинация обстоятельств не считается подпадающей под эти исключения только из-за того, что отдельные обстоятельства общеизвестны или уже в распоряжении принимающей стороны; исключения действуют только, если как комбинация обстоятельств в целом, так и их способ их объединения подпадают под такие исключения.

• «Интеллектуальная собственность» включает, без ограничений, все изобретения, открытия, новшества, техническую информацию и сведения, опытные образцы, способы, улучшения, патентные права, схемы, компьютерные программы, чертежи, планы, спецификации, авторские права, ноу-хау, конструкторские права, Конфиденциальную информацию и другие права исключительного характера.

• “Party” means a party who has executed this Agreement.

• “Project” means the study described and fully set in the Technical Appendix.

• “Project Completion” means the conclusion of the Project or any extension thereof agreed to by the Parties.

• “Project Intellectual Property” means Intellectual Property conceived or made in the performance of the Project and includes the Intellectual Property in and to the Project Results.

• “Project Results” means all the direct and indirect results of the Project.

• “RESEARCH GROUP” means all the persons on the side INSTITUTE, who are directly involved in the execution of this Agreement.

• “SPONSOR’s field” means PURE HYDROGEN PRODUCTION FROM THE FLAME OF COMBUSTION OF HYDROCARBONS

• «Сторона» означает любую сторону, которая принимает участие в исполнении настоящего Договора.

• «Проект» означает исследования, описанные и установленные Техническим Заданием.

• «Окончание Проекта» означает завершение Проекта или любого дополнительного исследования, согласованного Сторонами.

• «Интеллектуальная собственность по Проекту» означает Интеллектуальную собственность, задуманную или воплощенную в объективной форме в рамках реализации Проекта, включая Интеллектуальную собственность и Результаты Проекта.

• «Результаты Проекта» означают все прямые или косвенные результаты по Проекту.

• “НАУЧНО-ИССЛЕДОВАТЕЛЬСКАЯ ГРУППА» означает всех лиц со стороны ИНСТИТУТА, которые принимают прямое участие в исследовательском проекте.

• «Область Интересов СПОНСОРА» означает ПОЛУЧЕНИЯ ЧИСТОГО ВОДОРОДА ИЗ ПЛАМЕНИ ГОРЕНИЯ УГЛЕВОДОРОДОВ

Article 1 – OBJECT

The RESEARCH GROUP will perform for SPONSOR, and the INSTITUTE shall insure the performance, in compliance with the principles of good scientific practice, a study entitled RESEARCH OF PROCESS OF PURE HYDROGEN PRODUCTION FROM THE FLAME OF COMBUSTION OF HYDROCARBONS.

The aim and the program of the study are defined in detail in the Technical Appendix of the present Agreement.

Статья 1 – ПРЕДМЕТ

НАУЧНО-ИССЛЕДОВАТЕЛЬСКАЯ ГРУППА осуществит для СПОНСОРА, а ИНСТИТУТ обеспечит выполнение в духе передовых научно-исследовательских разработок научное исследование на тему: ИССЛЕДОВАНИЕ ПРОЦЕССА ПОЛУЧЕНИЯ ЧИСТОГО ВОДОРОДА ИЗ ПЛАМЕНИ ГОРЕНИЯ УГЛЕВОДОРОДОВ

Цели и программа научного исследования определены и детализированы в Техническом Задании к настоящему Договору.

Article 2 – ORGANIZATION OF THE STUDY

2.1 The study shall be carried out under the scientific responsibility of Mr. Michael Soursos for SPONSOR and Mr. Glazunov G.P. for the RESEARCH GROUP.

2.2  The INSTITUTE and the RESEARCH GROUP must ensure that the progress of the Project and the Project Results are made available to SPONSOR through the provision of interim reports drafted in English or meetings according to the work schedule provided in the Technical Appendix as well as a final report. These reports are detailing progress of the Project, the findings and Project Results obtained and acquired during the execution of the work to which this Agreement relates and pointing out any patentable invention made during the study.

2.3  The scientific responsibles of the Parties shall review the progress of the study activities and the Project Results obtained and shall make sure it is in compliance with the technical and financial aims, and with the work schedule provided in the Technical Appendix.

The Parties scientific representatives will meet according to the work schedule provided in the Technical Appendix or more frequently at the request of one Party, on one (1) month prior written notice.

2.4  Project shall be deemed to be completed by the signature by SPONSOR of a Project Completion Statement attesting that the study and work set forth in the Technical Appendix has been performed according to the provisions of this Agreement either at the date the final report has been submitted by hand to SPONSOR’s representative at the premises of the INSTITUTE or within one week after reception by e-mail or facsimile of the final report.

Статья 2 – ОРГАНИЗАЦИЯ НАУЧНОГО ИССЛЕДОВАНИЯ

2.1. Научное исследование будет осуществляться под научным руководством Г-на Michael Soursos,от СПОНСОРА, и г-на Глазунова Г.П.от НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППЫ.

2.2. ИНСТИТУТ и НАУЧНО-ИССЛЕДОВАТЕЛЬСКАЯ ГРУППА гарантируют, что ход реализации Проекта и Результаты Проекта будут представляться СПОНСОРУ путем передачи промежуточных отчетов на английском языке или во время встреч согласно рабочему расписанию, указанному в Техническом Задании, а также в окончательном отчете. Эти отчеты отражают детали по ходу реализации Проекта, об открытиях и Результатах Проекта, которые получены во время исполнения работ, имеющих отношение к настоящему Договору, и указывают патентоспособные изобретения, сделанные во время исследования.

2.3. Научные руководители Проекта осуществляют контроль за ходом исследований и полученными Результатами Проекта и обязаны обеспечивать их соответствие техническим и финансовым целям, а также рабочему расписанию, указанному в Техническом Задании.

Научные руководители Сторон будут регулярно встречаться согласно рабочему расписанию, согласованному в Техническом Задании, или более часто по письменной просьбе одной из Сторон, направленной не позднее, чем за 1 (один) месяц до планируемой встречи.

2.4. Проект будет признаваться законченным после подписания СПОНСОРОМ соответствующего Акта об Окончании Проекта, удостоверяющего, что исследование и работа, согласованные в Техническом Задании, выполнены в соответствие с положениями настоящего Договора, либо в день получения научным представителем СПОНСОРА окончательного отчета ИНСТИТУТА по его местонахождению, либо в течение одной недели после получения окончательного отчета в электронном виде или по факсу.

Article 3 – DURATION The present Agreement comes into effect as 01 October 2013 and remains in full force and effect until 01 October 2015. Any extension shall be mutually agreed in writing.	Статья 3 – СРОК ДЕЙСТВИЯ Настоящий Договор вступает в силу с 01 Октября 2013 и действует до 01 Октября 2015 . Продление срока действия Договора подлежит письменному согласованию Сторон.

Article 4 – FINANCIAL CONDITIONS

4.1 In consideration of the INSTITUTE and the RESEARCH GROUP undertaking the Project and subject to the performance of it, SPONSOR agrees to support financially the Project by the sum of 200 thousands US Dollars.

This is a definitive contract Price as compensation for carrying out the study, including:

• CRDF (as defined hereafter) services,
• Travel costs,
• Bank fees, transfer fees and customs processing fees,
• INSTITUTE overhead,
• All taxes of any kind, or charges or fees, which may be imposed by the intergovernmental agreement about CRDF at Ukraine
• Payments to the RESEARCH GROUP.

4.2 According with the CRDF procedure, payments to the RESEARCH GROUP, will be made via the US Civilian Research and Development Foundation (CRDF) to the members directly according to the contribution of each member as determined by the RESEARCH GROUP leader in agreement with the members of the RESEARCH GROUP, and advised to SPONSOR and CRDF by the RESEARCH GROUP leader.

Payments to the INSTITUTE overhead, will be made via the CRDF to the account of the INSTITUTE.

4.3 Payment schedule

Payment due dates will be as follows:

[INSERT PAYMENT SCHEDULE]

Payments will be remitted by CRDF to the INSTITUTE and RESEARCH GROUP within thirty (30) days from the end of the month corresponding to the invoice date.

Статья 4 – УСЛОВИЯ ФИНАНСИРОВАНИЯ

4.1 Для исполнения ИНСТИТУТОМ и НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППОЙ своих обязательств по Проекту, СПОНСОР обязуется финансировать Проект в общей сумме 200 тысяч долларов США.

Настоящая сумма является окончательной Ценой по Договору и включает компенсацию за проведение исследований, в том числе:

• Оплата услуг ФЦДР (как определено далее),
• Расходы на командировки
• Оплата банковских услуг, транспортных расходов и таможенных пошлин,
• Накладные расходы ИНСТИТУТА
• Все налоги, сборы и пошлины, которые подлежат уплате согласно межправительственным соглашениям относительно ФЦДРв Украине
• Выплаты НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППЕ.

4.2 Платежи для НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППЫ в долларах США, будут осуществляться ФЦДР, которые будут перечислены непосредственно членам НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППЫ в соответствие с вкладом каждого члена, определяемым научным руководителем НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППЫ по соглашению с другими ее членами, СПОНСОРОМ и ИНСТИТУТОМ.

Оплата накладных расходов ИНСТИТУТА в гривнах,будет произведена через ФЦДР или через указанное им лицо на расчетный счет ИНСТИТУТА.

4.3 Порядок осуществления платежей

Устанавливается следующий порядок оплаты:

[ОПИСАНИЕ ПОРЯДКА ОПЛАТЫ]

Платежи осуществляются ФЦДР на банковские счета ИНСТИТУТА и членов НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППЫ в течение 30 (тридцати) дней, начиная с последнего дня месяца даты выставления счета.

Payments remitted will be subjected to the work being performed as provided in the present Agreement and notably as concerns the communication of the final report in accordance with the Article 2.2.

4.4 Within 15 days after receiving funds under this Agreement, the INSTITUTE and/or RESEARCH GROUP leader will inform SPONSOR of the amount received, and the date of receipt.

4.5 The RESEARCH GROUP leader Mr. Glazunov G.P shall be solely responsible and authorized to manage the running of the PROJECT including all personal matters and expenditures.

Совершенные платежи будут подтверждаться выполненной работой, предусмотренной настоящим Договором, а также передачей окончательного отчета в соответствие со Статьей 2.2.

4.4 В течение 15 дней с момента получения сумм по настоящему Договору, ИНСТИТУТ и/или НАУЧНО-ИССЛЕДОВАТЕЛЬСКАЯ ГРУППА обязуются информировать СПОНСОРА о полученной сумме и дате ее получения.

4.5 Руководитель НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППЫ Глазунов Г.П. будет нести личную ответственность за управление ПРОЕКТОМ включая все частные вопросы и расходы.

Article 5 – CONFIDENTIALITY AND RESTRICTED USE OF THE CONFIDENTIAL INFORMATION AND PROJECT RESULTS

5.1 Each Party agrees to treat as confidential all Confidential Information received from the other Party in the course of carrying out the Project and not to disclose nor use that Confidential Information at any time without the written consent of the disclosing Party.

5.2 Subject to the application of Article 6 – “INDUSTRIAL AND/OR INTELLECTUAL PROPERTY RIGHTS”, the Parties undertake to consider as confidential and undertake not to disclose to third parties under any form whatsoever, nor to use any information not yet part of the general public knowledge as well as the Project Results which the Parties may directly or indirectly acquire during the study carried out in pursuance of the present Agreement. For the avoidance of doubt, companies of the SPONSOR Group are not considered as third parties. However, said obligation of confidentiality shall not apply to the obligation imposed to the Representatives to report to the INSTITUTE authority or board concerning their activities.

Статья 5 – КОНФИДЕНЦИАЛЬНОСТЬ И ОГРАНИЧЕННОЕ ИСПОЛЬЗОВАНИЕ КОНФИДЕНЦИАЛЬНОЙ ИНФОРМАЦИИ И РЕЗУЛЬТАТОВ ПРОЕКТА

5.1 Каждая Сторона обязуется соблюдать режим конфиденциальности в отношении всей Конфиденциальной Информации, полученной от другой Стороны в ходе реализации Проекта, и не раскрывать и не использовать такую Конфиденциальную Информацию в любое время без письменного согласия раскрывающей стороны.

5.2 С учетом применения Статьи 6 «ПРАВА ИНДУСТРИАЛЬНОЙ И ИНТЕЛЛЕКТУАЛЬНОЙ СОБСТВЕННОСТИ», Стороны обязуются соблюдать режим конфиденциальности, не раскрывать третьим лицам в какой бы то ни было форме и не использовать любую информацию, которая еще не перешла в общественное достояние, а также Результаты Проекта, которые Стороны могли получить прямо или косвенно в ходе исследования осуществляемого в соответствии с настоящим Договором. Для избегания сомнений, компании, входящие в Группу компании СПОНСОРА не считаются третьими лицами. Однако указанное положение не распространяется на Руководителей направлять отчеты руководству или администрации ИНСТИТУТА относительно их деятельности.

5.3 This obligation shall be maintained during the term of the present Agreement.

5.4 Any derogation to this obligation duty must be made by mutual consent, recorded in written form between the Parties.

5.5 The RESEARCH GROUP and the INSTITUTE shall not publish, in part or in whole, the Project Results obtained pursuant to the present Agreement without the prior written consent of SPONSOR during the period indicated in Article 5.3.

It is understood and agreed by MICHELIN that it is an objective of the INSTITUTE and/or of the members of the RESEARCH GROUP to make scientific publications reflecting the expertise of the INSTITUTE and/or of the members of the RESEARCH GROUP including in the field of the study to be performed under this Agreement. Accordingly, should the RESEARCH GROUP or the INSTITUTE wish to publish some of the scientific results of the Project Results either during or after Project completion within the period indicated in Article 5.3., it shall submit a draft of the proposed publication to SPONSOR for review, comment, modification, suggestion and approval, being precised that SPONSOR’s decision shall be taken only in order to avoid the content of the proposed publication be prejudicial either for the purpose of obtaining adequate protection of Project Intellectual Property or to the business interests of SPONSOR in the SPONSOR’s field. Appropriate credit to the authors or to the contribution of the INSTITUTE shall be given in the publications. However, no reference to the Agreement or to SPONSOR shall be given in the publications without the prior written consent of SPONSOR.

Any such request for approval shall be responded to within two (2) months. If no written reply is received by the RESEARCH GROUP within two (2) months of submission of the draft of the proposed publication, consent will be deemed to have been given.

5.3 Настоящее обязательство действует в течение срока действия настоящего Договора.

5.4 Любые послабления вышеуказанному обязательству не могут быть сделаны иначе как по соглашению Сторон, оформленному в письменном виде.

5.5 НАУЧНО-ИССЛЕДОВАТЕЛЬСКАЯ ГРУППА И ИНСТИТУТ обязуются в течение срока указанного в Статье 5.3. не публиковать частично или полностью Результаты Проекта, полученные в рамках исполнения настоящего Договора, без предварительного письменного согласия СПОНСОРА.

При этом Стороны соглашаются, что ИНСТИТУТ и/или НАУЧНО-ИССЛЕДОВАТЕЛЬСКАЯ ГРУППА намерены осуществлять научные публикации в области знаний ИНСТИТУТА и/или членов НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППЫ включая область исследования, осуществляемого согласно настоящему Договору. Соответственно, в случае если ИНСТИТУТ или НАУЧНО-ИССЛЕДОВАТЕЛЬСКАЯ ГРУППА намерены опубликовать какие-либо отдельные научно-теоретические результаты из Результатов Проекта во время или после окончания Проекта в рамках срока установленного в Статье 5.3., любой из них обязан предоставить проект предполагаемой публикации СПОНСОРУ для ознакомления, комментариев, изменений, предложений и одобрения, при этом решение СПОНСОРА будет принято исключительно в целях избегания нарушения предложенной публикацией прав и Интересов Сторон и связано с защитой права на Интеллектуальную собственность по Проекту или коммерческих Интересов СПОНСОРА в Области Интересов СПОНСОРА. Однако в такие публикации не могут содержать ссылки на настоящий Договор или на СПОНСОРА без предварительного письменного согласия СПОНСОРА.

Срок для рассмотрения такого обращения с целью получения одобрения составляет 2 (два) месяца. В случае неполучения НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППОЙ письменного ответа в течение 2 (двух) месяцев с даты отправления проекта предполагаемой публикации, такое одобрение считается предоставленным.

5.6 The RESEARCH GROUP and the INSTITUTE shall restrict the knowledge, possession and use of Confidential Information received from SPONSOR by the RESEARCH GROUP as well as of the Project Results, to the RESEARCH GROUP members who are directly involved in the study to the extent that they have need of such Confidential Information in order to perform the study. Prior to the assignment or other involvement of INSTITUTE’s employees or persons hired by the INSTITUTE (e.g. students) (hereinafter the “Representatives”) to or in the study, the INSTITUTE shall obtain from said Representatives and deliver to MICHELIN their agreement that they individually acknowledge such confidentiality and non-use obligations and will assign the Project Intellectual Property to the INSTITUTE in order for the INSTITUTE to be able to fulfill its obligations under this Agreement, for example as in the form attached herewith as Exhibit 1.

The INSTITUTE shall be liable to SPONSOR for any failure of its Representatives to observe the secrecy and non-use provisions of this Agreement and shall take all reasonable steps to ensure such Representatives, even after their employment with the INSTITUTE, shall have the obligation to respect their secrecy and non-use duties.

5.7 The INSTITUTE shall not disclose to any third party the existence and the subject-matter of the Agreement without SPONSOR prior written consent.

5.6 НАУЧНО-ИССЛЕДОВАТЕЛЬСКАЯ ГРУППА ограничит доступ к знанию, владению и пользованию Конфиденциальной информацией, полученной от СПОНСОРА НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППОЙ, а также Результаты Проекта, рамками членов НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППЫ, которые непосредственно принимают участие в проведении исследования, и до степени, в которой имеется реальная необходимость в такой Конфиденциальной информации в целях осуществления исследования. В случае привлечения иных сотрудников ИНСТИТУТА или иных лиц (например, студентов) (далее именуемые «Уполномоченные») к исследованию, ИНСТИТУТ обязан получить от каждого такого Уполномоченного их письменное обязательство о том, что они обязуются соблюдать режим конфиденциальности и обязательства о неразглашении, а также обязуются передать права Интеллектуальной собственности по Проекту ИНСТИТУТУ для выполнения ИНСТИТУТОМ своих обязанностей по настоящему Договору. Форма такого обязательства установлена в Форме 1, прилагаемой к настоящему Договору.

ИНСТИТУТ несет ответственность перед СПОНСОРОМ за любое нарушение, допущенное его Уполномоченным в отношении условий конфиденциальности и неразглашения, установленные настоящим Договором, и предпримет все разумные меры для обеспечения соблюдения своими Уполномоченными условий конфиденциальности и неразглашения даже после прекращения их трудовых отношений с ИНСТИТУТОМ.

5.7 ИНСТИТУТ не вправе разглашать третьему лицу факт существования и содержание настоящего Договора без предварительного письменного согласия СПОНСОРА.

Article 6 – INDUSTRIAL AND/OR INTELLECTUAL PROPERTY RIGHTS

6.1 SPONSOR, the INSTITUTE and each member of the RESEARCH GROUP will each retain the Background IP.

6.2 The Project Results and the Project Intellectual Property obtained within the project will belong to sponsor only

6.3 Subject to the application of the provisions of Articles 5, each of the Parties are free to use all Project Results and gained expertise for research, development and testing purposes directed towards or associated with the business and scientific operations of SPONSOR or scientific operations of the INSTITUTE.

Статья 6 – ПРАВА ИНДУСТРИАЛЬНОЙ И ИНТЕЛЛЕКТУАЛЬНОЙ СОБСТВЕННОСТИ

6.1 СПОНСОР, ИНСТИТУТ и каждый член НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППЫ сохраняют свои права в отношении Базовой интеллектуальной собственности.

6.2 Спонсор получает все права на Интеллектуальную Собственность, созданную в результате исследований по теме проекта в ходе выполнения проекта.

6.3 С учетом положений Статей 5 каждая Сторона свободна использовать любые Результаты Проекта и полученные знания в научных исследованиях, разработках и испытаниях, непосредственно связанных и имеющих отношение к коммерческой деятельности и научной деятельности СПОНСОРА и научной деятельности ИНСТИТУТА.

Article 7 – CANCELLATION

Should either of the Parties fail to fulfill any of the obligations herein contained except a case of force majeur, the other Party may terminate the present Agreement, without prejudice to all damages it may claim, upon the occurrence of any one of the following events:

• in the event of a breach capable of being remedied within thirty (30) calendar days after the sending of a registered warning letter with acknowledgment of receipt remaining unsuccessful, the termination shall be notified by official notice (Article 8) .

• in the event of a breach not capable of being remedied (for example, an obligation of confidentiality or an obligation relating to the intellectual property rights, the termination shall be notified by official notice (Article 8) without advance notice and with immediate effect.

Notwithstanding said termination, Articles 5 and 6 of the present Agreement shall continue to apply.

Neither this Agreement nor any term of it may be amended or waived except by a written instrument signed by each of the Parties.

Статья 7 – РАСТОРЖЕНИЕ ДОГОВОРА

В случае нарушения одной из Сторон своих обязательств по настоящему Договору, за исключением случаев форс-мажора, другая Сторона будет вправе расторгнуть настоящий Договор с требованием о возмещении всех убытков в нижеследующем порядке:

• путем направленияофициального уведомления (Статья 8) о расторжении Договора по истечении 30 (тридцати) календарных дней после отправления заказного письма с уведомлением о вручении, предупреждающего о нарушении Договора, если такое нарушение возможно исправить,

• путем направления официального уведомления (Статья 8) о расторжении Договора с немедленным действием без предварительного предупреждающего письма, в случае если нарушение неустранимо (как, например, обязательство конфиденциальности или иное обязательство, имеющее отношение к правам интеллектуальной собственности).

В случае расторжения настоящего Договора Статьи 5 и 6 продолжают действовать.

Настоящий Договор или его условия не могут быть изменены иначе как по письменному соглашению обеих Сторон.

Article 8 – NOTICES

Any notice, approval, consent, request demand or other communication to be given to or served upon a Party shall be deemed to have been duly given or served it if in writing signed for and on behalf of the Party giving or serving the notice sent by:

1. sending an e-mail with the simultaneous forwarding of the same notification by fax.

The transfer of the notice will be confirmed in the form of the electronic confirmation of the successful facsimile transfer, or

2. prepaid post to each other Party at their respective addresses.

All notices and other communications required or permitted under this Agreement, unless otherwise stated herein, shall be written in English.

If sent by SPONSOR to the INSTITUTE, addressed as follows:

➢ INSTITUTE
Attention: Director NSC “KIPT”
Address : Ukraine, 61108, Kharkiv, street Academic, 1, KIPT
Tel: +38 (057) 335-35-30
Fax: +38 (057) 335-16-88
Fax: 702-664-0463

Статья 8 – УВЕДОМЛЕНИЯ

Любое уведомление, согласие, одобрение, просьба, требование или иная переписка, подлежащая отправлению Стороне, считается надлежащим образом отправленной при условии, что она оформлена в письменном виде, подписана от имени Стороны и передана одним из следующих способов:

1. посредством электронной почты с одновременным направлением факсимильного сообщения.
При этом на факт передачи письменного сообщения указывает наличие электронного подтверждения успешно переданного факсимильного сообщения, либо

2. отправлена заказным письмом с уведомлением о вручении по адресу Стороны, указанному в настоящем Договоре.
Все уведомления и иная переписка в рамках настоящего Договора должна быть исполнена на английском языке.

СПОНСОР отправляет официальные сообщения ИНСТИТУТУ по адресу:

по адресу : Украина, 61108, Харьков, ул. Академическая, 1, ННЦ ХФТИ

➢ ИНСТИТУТ
Вниманию: Директору ННЦ ХФТИ Неклюдову И.М.
Адрес: Украина, 61108, Харьков, ул. Академическая, 1, ННЦ ХФТИ
Телефон: +38 (057) 335-35-30
Факс: +38 (057) 335-16-88

➢ RESEARCH GROUP
Attention: Glazunov G.P. project manager, NSC “KIPT”
Address : Ukraine, 61108, Kharkiv, street Academic, 1, KIPT
Tel: +38 (057) 335-35-30
Fax: +38 (057) 335-16-88

If sent by the INSTITUTE to SPONSOR, addressed as follows:

➢ SPONSOR
Attention: Michael Soursos , President/CEO/Director of Amazonica Corp., dba Euro American Hydrogen Corp
Address : 187 E. Warm Springs Rd., Suite B160, Las Vegas, NV 89119
Tel: 702-297-6776

➢ НАУЧНО-ИССЛЕДОВАТЕЛЬСКАЯ ГРУППА
Вниманию: Глазуновым Геннадий Петрович , н.с. отд. 22-00 ИФП ННЦ ХФТИ
Адрес: Украина, 61108, Харьков, ул. Академическая, 1, ННЦ ХФТИ

ИНСТИТУТ отправляет официальные сообщения СПОНСОРУ по адресу:

➢ СПОНСОР
Вниманию: Michael Soursos, President/CEO/Director of Amazonica Corp., dba Euro American Hydrogen Corp
по адресу 187 E. Warm Springs Rd., Suite B160, Las Vegas, NV 89119 .
Tel: 702-297-6776
Fax: 702-664-0463

Article 9 – FORCE MAJEURE

If a war, flood, fire, legislation, government regulation, a strike or any other unavoidable accident or event or circumstance beyond the control of the INSTITUTE and the RESEARCH GROUP occurs and prevents or may prevent the Industry Partners (the Parties) or the INSTITUTE and the RESEARCH GROUP from performing a material obligation, the INSTITUTE shall immediately notify SPONSOR with as many details as possible. SPONSOR may terminate this Agreement immediately by giving notice in writing to the INSTITUTE specifying the date of termination.

Статья 9 – ФОРС-МАЖОР

В случае войны, наводнения, пожара, землетрясения, забастовок или иных непредвиденных обстоятельств, которые находятся вне контроля ИНСТИТУТА и НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППЫ и препятствуют или могут препятствовать выполнению ИНСТИТУТОМ и НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППОЙ материальных обязательств по настоящему Договору, ИНСТИТУТ обязуется немедленно известить СПОНСОРА с указанием всех деталей. СПОНСОР вправе прекратить настоящий Договор путем направления официального уведомления в письменной форме в адрес ИНСТИТУТА с указанием даты расторжения.

Article 10 – POST TERMINATION Upon termination of this Agreement for any reason, the obligations and grants of Articles 5 and 6 shall survive expiration or termination of this Agreement.	Статья 10 – ПОСЛЕДСТВИЯ ПРЕКРАЩЕНИЯ ДОГОВОРА С момента прекращения настоящего Договора вне зависимости от основания, Статьи 5 и 6 Договора продолжают действовать после его прекращения.
Article 11 – SETTLEMENT OF DISPUTES

All disputes, claims, controversies or differences which may arise between the Parties, out of or in relation to or in connection with the present Agreement, or of the breach thereof, shall in the first place be amicably settled by and between all Parties within six (6) months. At this end, the Parties will co-operate with each other and use their best endeavors to resolve by mutual agreement any differences between them and all other difficulties, which may arise from time to time relating to this Agreement. If the Parties fail to amicably settle such disputes within said term, they shall be finally settled by Courts.

The disputes shall be settled in accordance with the law of the Ukraine , USA and intergovernmental agreement about CRDF at Ukraine.

Статья 11 – РАЗРЕШЕНИЕ СПОРОВ

Все споры, разногласия, разночтения или противоречия, которые могут возникнуть между Сторонами в рамках или в отношении настоящего Договора, или в связи с его нарушением, подлежат урегулированию путем дружественных переговоров Сторон в течение 6 (шести) месяцев. С этой целью Стороны обязуются сотрудничать друг с другом и использовать все свои возможности для разрешения путем взаимного соглашения любые споры и иные сложности, которые возможны в рамках исполнения настоящего Договора. В случае недостижения согласия между Сторонами по какому-либо спору в течение установленного срока, все споры подлежат разрешению Судом. Рассмотрение споров будет осуществляться в соответствии с законодательством Украины, США и межправительственными соглашениями относительно деятельности ФЦДР в Украине.

Article 12 – GOVERNMENT APPROVALS

12.1 Performance of this Agreement or any part hereof by SPONSOR, the RESEARCH GROUP and the INSTITUTE shall be in accordance with approvals, consents or licenses of the government of the Ukraine.

Статья 12 – ОДОБРЕНИЕ ПРАВИТЕЛЬСТВЕННЫХ ОРГАНОВ

12.1 Выполнение настоящего Договора СПОНСОРОМ, НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППОЙ и ИНСТИТУТОМ осуществляется в соответствии с одобрением, согласием или лицензиями правительственных органов Украниы.

Article 13 – SEVERABILITY

This Agreement is severable in that if any provision hereof is determined to be unenforceable, the offending provision shall be stricken without affecting the remaining provisions of this Agreement, in which case, if appropriate and necessary, the Parties shall immediately consult with each other in order to find an equitable solution and to replace the illegal provision by a valid one which in its economic effect complies with the unenforceable provision.

Статья 13 – НЕДЕЙСТВИТЕЛЬНОСТЬ

Настоящий Договор является действительным, однако если его какие-либо положения не имеют юридической силы, такие недействительные положения не применяются без ущерба другим положениям настоящего Договора; в таком случае, Стороны при необходимости поставят друг друга в известность об этом с целью принятия соответствующего решения и замены недействительных положений юридически действительными положениями, которые будут соответствовать недействительным положениям с точки зрения финансово-экономических последствий.

Article 14 – CONTROLLING LAW

This Agreement is construed and will be interpreted with the substantive laws of the Netherlands.

Prepared in English and Russian languages. In the event of in consistence between the English and Russian texts, the English text shall take precedence.

Статья 14 – ПРИМЕНИМОЕ ПРАВО

Настоящий Договор подчиняется и подлежит толкованию согласно материальному праву Нидерландов.

Настоящий Договор подписан на английском и русском языке. В случае противоречий, текст на английском языке имеет преимущества.

Made in 3 (three) originals	Совершено в 3 (трех) оригинальных экземплярах

For the INSTITUTE: For SPONSOR :

От ИНСТИТУТА

___________________________________

Signature of INSTITUTE Representative

___________________________________

Print Name and Title

Place/Место: _________________________________

Date/Дата: ___________________________________

For the RESEARCH GROUP:

От НАУЧНО-ИССЛЕДОВАТЕЛЬСКОЙ ГРУППЫ

___________________________________

Signature of Research Group Leader

___________________________________

Print Name and Title

Place/Место: _________________________________

Date/Дата: ___________________________________

For the Sponsor

От СПОНСОРА:

___________________________________

Signature of SPONSOR Representative

___________________________________

Print Name and Title

Place/Место: _________________________________

Date/Дата: ___________________________________